EXHIBIT 10.8.3

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (“Third Amendment”) is made this      day of November, 2002, by and between DFW 5.01 (a) Corporation, a Texas not for profit corporation certified to practice medicine by the Texas Board of Medicine pursuant to Section 5.01 (a) of the Texas Medical Practices Act d/b/a AmeriPath Dallas (the “Company”) and Stephen W. Aldred, M.D. (the “Employee”).

W I T N E S S E T H

WHEREAS, the Company and the Employee entered into an Employment Agreement dated September 2,1997 (the “Agreement”); and

WHEREAS, the Company and the Employee entered into an Amendment to Employment Agreement dated November 21,2000 (the “First Amendment”); and

WHEREAS, the Company and the Employee entered into a second amendment to the Employment Agreement, by memorandum dated February 8,2001 (the “Second Amendment”); and

WHEREAS, the Company and the Employee wish to again amend the Employment Agreement;

NOW, THEREFORE, in consideration of the Employee’s continued employment, the consideration set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Employee agree as follows:

1. Recitals. The foregoing recitals are true and correct and are incorporated herein by this reference.

2. Paid Vacation and Time Off. Section 14 of the Agreement is amended by changing “six (6) weeks” to “twelve (12) weeks”.

3. Conflicting Terms & Survival of Agreement. Except as specifically set forth herein, the Agreement, the First Amendment and the Second Amendment shall remain in full force and effect. In the event the terms of this Third Amendment shall conflict with the terms of the Agreement, the First Amendment and/or the Second Amendment, then the terms of this Third Amendment shall control.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together constitute one documents.

5. Final Agreement. The Agreement, as amended by the First, Second and Third Amendments, constitutes the final agreement between the parties hereto and supercedes any prior or contemporaneous agreement or representation, oral or written, among them with respect to the matters set forth in the Agreement and the Amendments.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date set forth above.

COMPANY

AMERIPATH DALLAS, INC.

By:	/s/ Joseph Sonnier, M.D.
Joseph Sonnier, M.D.
Regional Managing Director, AmeriPath, Inc.

EMPLOYEE

/s/ Stephen W. Aldred
Stephen W. Aldred, M.D.

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